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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 19, 2002
                                                           -------------


                          The Williams Companies, Inc.
                          ----------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                  1-4174                  73-0569878
     ---------------            ------------          -------------------
     (State or other            (Commission            (I.R.S. Employer
     jurisdiction of            File Number)          Identification No.)
     incorporation)


      One Williams Center, Tulsa, Oklahoma                    74172
     ----------------------------------------              ----------
     (Address of principal executive offices)              (Zip Code)


        Registrant's telephone number, including area code: 918/573-2000
                                                            ------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


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Item 5. Other Events.

           On June 19, 2002, Williams Energy Marketing & Trading Company, a subsidiary of The Williams Companies, Inc. ("Williams"), submitted information to the Federal Energy Regulatory Commission (the "FERC") in response to the FERC's show cause order dated June 4, 2002. Williams stated that its power exports outside of California were consistent with a business practice of not exporting for the purpose of avoiding price caps. Williams also clarified a previous May 22, 2002 submission.

Item 7. Financial Statements and Exhibits.

           Williams files the following exhibit as part of this report:

           Exhibit 99.1 Copy of Williams Energy Marketing & Trading Company's June 19, 2002 narrative response to the FERC's show cause order dated June 4, 2002.

           Pursuant to the requirements of the Securities Exchange Act of 1934, Williams has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          THE WILLIAMS COMPANIES, INC.


Date: June 24, 2002                             /s/ Suzanne H. Costin
                                          --------------------------------------
                                          Name:  Suzanne H. Costin
                                          Title: Corporate Secretary




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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER            DESCRIPTION
-------           -----------
   99.1           Copy of Williams Energy Marketing & Trading Company's June 19, 2002, narrative response to the
                  FERC's show cause order dated June 4, 2002.